SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  March 7, 2002


                       Greenwich Capital Acceptance, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                 333-50248-02
   ---------------------           ------------                 06-1199884
 State or Other Jurisdiction       (Commission               (I.R.S. Employer
      Of Incorporation)            File Number)             Identification No.)



         600 Steamboat Road
       Greenwich, Connecticut                                      06830
       ----------------------                                   ----------
       (Address of Principal                                    (Zip Code)
         Executive Offices)


       Registrant's telephone number, including area code: (203) 662-2700

                                    No Change
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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     Item 5. Other Events
             ------------

     The Registrant registered issuances of Greenwich Capital Acceptance, Inc. on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-90547) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued approximately $404,716,100 in aggregate principal amount of Class A, Class X, Class A-R, Class B-1, Class B-2, and Class B-3 Certificates of its Mortgage Loan Pass-Through Certificates, Series 2001-FRB1 on December 4, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated November 27, 2001, as supplemented by the Prospectus Supplement dated November 29, 2001 (the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, dated as of November 1, 2001, between Greenwich Capital Acceptance, Inc., as depositor (the "Depositor"), First Republic Bank, as seller and servicer (the "Seller" and the "Servicer") and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"). The "Offered Certificates" consist of the following classes:
Class A, Class X, Class A-R, Class B-1, Class B-2 and Class B-3 Certificates. The Offered Certificates represent ownership interest in assets of the trust that consists primarily of a pool containing conventional, first lien, adjustable rate mortgages.

                                      2
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     Item 7. Financial Statements; Pro Forma Financial Information and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          4.1 Pooling and Servicing Agreement, dated as of November 1, 2001, between Greenwich Capital Acceptance, Inc., as Depositor, First Republic Bank, as Seller and Servicer and Wells Fargo Bank Minnesota, National Association, as Trustee.

                                      3
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Greenwich Capital Acceptance, Inc.



                                           By:  Prue Larocca
                                              -------------------------------
                                              Name:   Prue Larocca
                                              Title:  Senior Vice President



Dated: March 7, 2002

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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                       Description                        Page No.
-----------                       -----------                        --------

4.1 Pooling and Servicing Agreement, dated as of November 1, 2001, between Greenwich Capital Acceptance, Inc., as Depositor, First Republic Bank, as Seller and Servicer and Wells Fargo Bank Minnesota, National Association, as Trustee.

                                   EXHIBIT 4.1


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